UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2653

Dreyfus Bond Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	8/31
Date of reporting period:	8/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Municipal Bond Fund

ANNUAL REPORT August 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
41	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2008, through August 31, 2009.

At long last, the current recession cycle appears to be winding down. After generally slumping since December 2007, we expect U.S. economic growth to pick up during the third quarter of 2009. In addition, we have seen encouraging evidence of a recovery, including a strengthening housing market and the positive impact of the U.S. government’s American Recovery and Reinvestment Act of 2009 on the municipal markets. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although the rebound initially was concentrated primarily among higher-yielding municipal bonds that had been severely punished in the downturn, higher-quality municipals have also posted impressive year-to-date gains.While we are encouraged by the market’s recent strength overall, we continue to closely monitor the situations of the various state municipalities in an anemic economic recovery.Accordingly, we believe that careful selectivity and risk management will be keys to success in the financial markets over the foreseeable future.As always, we urge you to speak with your financial adviser about the potential opportunities and obstacles in today’s investment environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through August 31, 2009, as provided by James Welch and Joseph P. Darcy, Senior Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2009 Dreyfus Municipal Bond Fund produced a total return of 3.44%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of 5.67%.The average total return for the funds in the Lipper Municipal Debt Funds category was 2.38% for the same period.2,3

A financial crisis and economic slowdown produced steep price declines early in the reporting period,but a strong market rally in 2009 erased earlier losses as credit markets stabilized and investor sentiment improved. Despite the recent market rally, the fund’s return lagged that of its benchmark Index for the full reporting period,as significant price declines early in the reporting period along with our focus on high-quality during a lower-credit rally detracted from performance relative to the Index.The fund produced a higher return than its Lipper category average, mainly as a result of income generated by seasoned bonds purchased at higher yields than are available today from comparable, newly issued securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus.4 The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds).The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest rate environment and the municipal bond’s potential volatility under different interest rate scenarios. We focus on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or premium bonds will change along with our changing views of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bond Market Plunged, Then Rebounded Sharply

The municipal bond market endured a year of extreme volatility. Soon after the start of the reporting period, the failures of several major financial institutions nearly drew the worldwide banking system to the brink of collapse. Meanwhile, rising unemployment, plunging housing prices and depressed consumer confidence exacerbated the most severe economic downturn since the 1930s.These influences fueled a bear market that drove municipal bond prices to multi-year lows over the fall of 2008.

Investor sentiment began to improve during the first quarter of 2009, as government and monetary authorities’ aggressive remedial measures—including reductions of short-term interest rates to historical lows and massive injections of liquidity into the credit markets—gained traction. Evidence of economic stabilization later appeared, supporting a sustained fixed-income rally through the reporting period’s end.

Seasoned Holdings Supported Fund Returns

The fund’s core holdings of seasoned bonds produced competitive levels of income, and our emphasis on higher-quality bonds helped cushion market declines during the downturn early in the reporting period. As economic and market conditions subsequently stabilized, we shifted our focus to the middle of the investment-grade credit spectrum, where we were able to capture higher yields from securities we considered funda-

mentally sound. However, due to fiscal stresses experienced by many state and local governments, we continued to maintain an underweighted position in bonds toward the lower end of the investment-grade range. We also reduced the fund’s exposure to certain states, such as California, that were particularly hard-hit by the recession.

When making new purchases, we generally emphasized higher-rated bonds with maturities in the 15- to 20-year range.This mildly shorter-than-average duration posture enabled us to manage volatility while earning most of the yield provided by longer-term securities.

Supply-and-Demand Factors Appear Favorable

Although the borrowing requirements of many states and municipalities increased during the recession, the supply of newly issued municipal bonds has fallen significantly so far in 2009 compared to one year ago. The Build America Bonds program, enacted as part of the U.S. government’s economic stimulus package, has diverted a substantial portion of new issuance to the taxable bond market.At the same time, demand for tax-exempt municipal bonds has intensified from investors concerned about the likelihood of higher income taxes. We expect this supply-and-demand dynamic to persist into 2010, potentially providing further support for municipal bond prices.

September 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.
4	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund and the Barclays Capital Municipal Bond Index

Average Annual Total Returns as of 8/31/09
	1 Year	5 Years	10 Years
Fund	3.44%	3.08%	4.14%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/99 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2009 to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2009

Expenses paid per $1,000†	$3.87
Ending value (after expenses)	$1,076.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2009

Expenses paid per $1,000†	$3.77
Ending value (after expenses)	$1,021.48

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.3%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—2.6%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.50	7/1/19	29,250,000	29,787,615
Courtland Industrial Development
Board, EIR (International
Paper Company Project)	6.25	8/1/25	5,500,000	5,267,405
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/20	15,000,000	10,454,850
Alaska—1.1%
Alaska Energy Authority,
Power Revenue (Bradley Lake
Hydroelectric Project)
(Insured; FSA)	6.00	7/1/17	5,730,000	6,493,809
Alaska International Airports
System, Revenue (Insured;
AMBAC) (Prerefunded)	5.75	10/1/12	4,500,000 [a]	5,096,655
Anchorage,
Electric Utility Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.50	12/1/15	6,135,000	7,309,975
Arizona—3.1%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.85	3/1/28	7,750,000	7,239,197
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.88	3/1/33	27,570,000	25,369,087
Arizona Health Facilities
Authority, Revenue
(Banner Health)	6.00	1/1/30	11,000,000	11,275,330
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	9,000,000	10,139,130
California—16.4%
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/27	10,000,000	10,731,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	5.63	4/1/25	3,500,000		3,709,370
California,
GO (Various Purpose)	5.75	4/1/31	18,325,000		19,204,050
California,
GO (Various Purpose)	5.00	11/1/32	5,000,000		4,859,300
California,
GO (Various Purpose)	6.50	4/1/33	15,000,000		16,635,600
California County Tobacco
Securitization Agency, Tobacco
Settlement Asset-Backed
Bonds (Kern County Tobacco
Funding Corporation)	6.25	6/1/37	6,100,000		5,207,997
California Department of Veterans
Affairs, Home Purchase Revenue	5.00	12/1/42	8,000,000		6,522,480
California Department of Water
Resources, Power Supply
Revenue (Prerefunded)	5.13	5/1/12	20,500,000	[a]	22,870,005
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/16	6,330,000		6,872,671
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	17,350,000		18,566,408
California Department of Water
Resources, Water System
Revenue (Central Valley
Project) (Prerefunded)	5.50	12/1/11	1,280,000	[a]	1,413,504
California Department of Water
Resources, Water System
Revenue (Central Valley
Project) (Prerefunded)	5.50	12/1/11	60,000	[a]	66,258
California Educational Facilities
Authority, Revenue (University
of Southern California)	4.50	10/1/33	10,825,000		10,601,572
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	12,000,000		12,682,800
California Public Works Board,
LR (Department of Mental
Health) (Coalinga State Hospital)	5.13	6/1/29	10,000,000		9,311,600

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.38	12/1/37	10,325,000		7,451,552
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/42	60,655,000	[b]	6,921,342
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.50	12/1/21	11,725,000		11,679,507
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	5,000,000		5,143,350
Coast Community College District,
GO (Insured; FSA)	0.00	8/1/29	15,000,000	[b]	12,358,800
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	5.50	6/1/13	28,495,000	[a]	32,181,398
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	26,935,000		24,531,859
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	5,000,000		4,016,200
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/47	10,000,000		7,019,500
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	6,915,000		5,393,769
Sacramento County,
Airport System Senior Revenue	5.75	7/1/39	10,260,000		10,304,939
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,547,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series Revenue
(Issue 34E) (Insured; FSA)	5.75	5/1/22	7,000,000		7,285,110
San Mateo County Community College
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/25	10,000,000	[b]	4,104,400
Colorado—.4%
University of Colorado Hospital
Authority, Revenue	5.00	11/15/37	8,100,000		7,382,259
Delaware—.7%
Delaware Economic Development
Authority, Water Revenue
(United Water Delaware
Project) (Insured; AMBAC)	6.20	6/1/25	5,000,000		5,003,250
Delaware Transportation Authority,
Transportation System
Senior Revenue	5.00	7/1/26	6,245,000		6,811,921
District of Columbia—.3%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46 184,975,000		[b]	5,552,949
Florida—4.7%
Florida Department of
Environmental Protection,
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.75	7/1/13	10,270,000		10,675,562
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	5.10	7/1/31	4,490,000		4,307,033
Florida State Board of Education,
Public Education Capital
Outlay Bonds	5.50	6/1/16	12,000,000		12,953,760

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	5,735,000	5,410,055
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group) (Prerefunded)	5.25	11/15/16	265,000 [a]	311,910
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/24	10,110,000	10,403,089
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)
(Prerefunded)	6.00	12/1/12	2,090,000 [a]	2,396,875
Orlando Utilities Commission,
Water and Electric Revenue	6.75	10/1/17	15,875,000	19,116,040
Tampa,
Utility Tax and Special
Revenue (Insured; AMBAC)	5.75	10/1/13	9,100,000	10,300,745
Tampa Bay Water Regional Water
Supply Authority, Utility
System Improvement Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	10/1/29	5,000,000	5,955,000
Georgia—3.3%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	10,000,000	10,432,000
Atlanta Development Authority,
Student Housing Revenue
(ADA/CAU Partners, Inc.
Project at Clark Atlanta
University) (Insured; ACA)	6.25	7/1/14	3,810,000	3,333,559
Chatham County Hospital Authority,
HR Improvement (Memorial
Health University Medical
Center, Inc.)	5.75	1/1/29	3,600,000	3,070,944
DeKalb County,
Water and Sewerage Revenue	5.25	10/1/25	8,590,000	10,089,728

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Fulton County Facilities
Corporation, COP (Fulton
County Public Purpose Project)
(Insured; AMBAC) (Prerefunded)	5.50	11/1/10	11,630,000	[a]	12,164,399
Georgia,
GO (Prerefunded)	5.80	11/1/09	5,580,000	[a]	5,742,378
Milledgeville and Baldwin County
Development Authority,
Revenue (Georgia College
and State University
Foundation Property III, LLC
Student Housing System
Project) (Prerefunded)	5.63	9/1/14	5,100,000	[a]	6,069,459
Private Colleges and Universities
Authority, Revenue (Mercer
University Project) (Prerefunded)	5.75	10/1/11	6,000,000	[a]	6,717,660
Idaho—.9%
Idaho Housing Agency,
MFHR	6.70	7/1/24	8,195,000		8,203,359
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	7,625,000		7,450,693
Illinois—4.2%
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	15,000,000		15,830,850
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	1/1/23	21,370,000		22,076,920
Illinois Finance Authority,
Revenue (Northwestern Memorial
Hospital) (Prerefunded)	5.50	8/15/14	22,310,000	[a]	25,970,625
Illinois Health Facilities
Authority, Revenue
(Advocate Health Care
Network) (Prerefunded)	6.13	11/15/10	10,000,000	[a]	10,671,500

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kansas—1.2%
Wichita,
Hospital Facilities Improvement
Revenue (Christi Health System)	5.50	11/15/26	7,000,000	7,068,880
Wyandotte County Kansas City
Unified Government, Utility
System Revenue (Insured; AMBAC)	5.60	9/1/23	12,010,000	13,244,388
Kentucky—.5%
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	7,955,000	8,129,453
Louisiana—.5%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	2,000,000	1,805,560
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.00	7/1/29	6,500,000	6,610,370
Maryland—1.0%
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	6.00	7/1/39	10,000,000	10,005,700
Maryland Economic Development
Corporation, Student Housing
Revenue (Frostburg State
University Project)	6.25	10/1/33	8,580,000	6,689,483
Massachusetts—2.1%
Massachusetts,
Consolidated Loan (Insured; FSA)	5.25	8/1/24	12,000,000	13,299,000
Massachusetts Educational
Financing Authority,
Education Loan Revenue
(Insured; Assured Guaranty)	6.13	1/1/22	6,900,000	7,207,533
Massachusetts Housing Finance
Agency, Housing Revenue	5.30	6/1/49	6,250,000	5,867,063

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Municipal Wholesale
Electric Company, Power Supply
System Revenue (Nuclear
Project Number 4 Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/13	10,000,000		10,539,400
Michigan—1.0%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; FSA)	7.00	7/1/27	8,000,000		9,301,200
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	7,500,000		5,580,225
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,905,000		3,270,945
Mississippi—.3%
Mississippi Home Corporation,
SFMR (Collateralized:
FNMA and GNMA)	6.25	12/1/32	4,475,000		4,629,343
Missouri—1.1%
Missouri Highways and
Transportation Commission,
Second Lien State Road Revenue	5.25	5/1/22	10,000,000		11,203,000
Saint Louis,
Airport Revenue (Lambert-Saint
Louis International Airport)
(Airport Development Program)
(Insured; National Public Finance
Guarantee Corp.) (Prerefunded)	5.63	7/1/11	5,000,000	[a]	5,424,250
Saint Louis,
Airport Revenue (Lambert-Saint
Louis International Airport)
(Airport Development
Program) (Insured; National
Public Finance Guarantee
Corp.) (Prerefunded)	5.63	7/1/11	2,500,000	[a]	2,712,125

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nebraska—2.4%
Omaha Public Power District,
Electric Revenue	5.50	2/1/14	37,300,000	42,117,295
Nevada—.9%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	3,000,000	2,607,810
Clark County,
IDR (Nevada Power
Company Project)	5.90	11/1/32	15,000,000	13,507,200
New Hampshire—.9%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	5/1/21	15,500,000	15,698,400
New Jersey—8.7%
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	9,505,000	8,477,034
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	11,120,000	10,341,822
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	8,000,000	7,159,280
New Jersey Economic Development
Authority, PCR (Public Service
Electric and Gas Company
Project) (Insured; National
Public Finance Guarantee Corp.)	6.40	5/1/32	39,140,000	39,158,004
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty)	6.13	6/1/30	10,000,000	10,386,200
New Jersey Transit Corporation,
Federal Transit Administration
Grants, COP (Master Lease
Agreement) (Insured;
AMBAC) (Prerefunded)	5.75	9/15/10	15,000,000 [a]	15,820,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.75	6/15/18	7,750,000		8,925,985
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.75	6/15/20	12,645,000		14,148,617
New Jersey Transportation
Trust Fund Authority
(Transportation System)
(Insured; AMBAC)	5.00	12/15/27	14,750,000		15,264,923
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	5,235,000		4,829,340
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	6.75	6/1/13	3,000,000	[a]	3,567,900
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	12,065,000	[a]	14,453,508
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Senior
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/15/20	8,000,000		8,843,280
New Mexico Mortgage Financing
Authority, Mortgage-Backed
Securities Revenue (Collateralized:
FNMA and GNMA)	6.80	1/1/26	725,000		760,503
New York—12.4%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	25,000,000	[c,d]	26,719,875
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	9,000,000		9,936,720

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.50	12/1/12	10,000,000		11,388,700
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.50	12/1/13	25,860,000		30,158,708
Metropolitan Transportation
Authority, State Service
Contract Revenue	5.75	1/1/18	17,025,000		19,559,852
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/31	8,250,000		8,303,955
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/19	5,000,000		5,229,650
Nassau County Industrial
Development Agency, IDR
(Keyspan-Glenwood Energy
Center, LLC Project)	5.25	6/1/27	10,000,000		9,166,300
New York City,
GO	5.75	3/1/18	7,800,000		8,548,956
New York City,
GO	5.25	8/15/24	18,500,000		19,377,455
New York City,
GO (Prerefunded)	5.75	3/1/13	5,505,000	[a]	6,334,218
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.50	8/1/16	10,360,000		9,420,452
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	11,500,000		10,174,395
New York City Transitional Finance
Authority, Future Tax Secured
Revenue (Prerefunded)	5.75	2/15/10	2,150,000	[a]	2,224,562
New York City Transitional Finance
Authority, Future Tax Secured
Revenue (Prerefunded)	5.75	2/15/10	5,000,000	[a]	5,173,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/23	13,000,000	14,068,860
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)	7.50	7/1/10	1,010,000	1,063,540
New York State Dormitory Authority,
Insured Revenue (New York
University) (Insured; National
Public Finance Guarantee Corp.)	5.75	7/1/27	9,500,000	11,142,740
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29	5,000,000	4,191,300
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	6,500,000	5,275,595
North Carolina—.1%
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	1,050,000	1,077,825
Oklahoma—.4%
Claremore Industrial and
Redevelopment Authority, EDR
(Yuba Project)	8.38	7/1/11	7,500,000	7,234,875
Oregon—.3%
Oregon Department of
Administrative Services,
Lottery Revenue (Insured; FSA)	5.00	4/1/26	5,000,000	5,330,850
Pennsylvania—.8%
Geisinger Authority,
Health System Revenue
(Geisinger Health System)	5.25	6/1/39	14,250,000	14,357,018
South Carolina—1.2%
Greenville County School District,
Installment Purchase
Revenue (Building Equity
Sooner for Tomorrow)	5.00	12/1/23	15,000,000	15,580,800

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
South Carolina (continued)
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow) (Prerefunded)	5.88	12/1/12	4,000,000 [a]	4,629,200
Tennessee—2.1%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	10,525,000	9,553,858
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.00	2/1/25	10,000,000	9,454,500
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.00	2/1/27	19,485,000	18,214,773
Texas—10.2%
Austin,
Water and Wastewater
System Revenue	5.00	11/15/27	10,000,000	10,623,700
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	8,000,000	4,188,320
Brazos River Authority,
PCR (TXU Energy
Company LLC Project)	6.75	10/1/38	5,790,000	2,625,012
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Improvement
Revenue (Insured; National Public
Finance Guarantee Corp.)	5.75	11/1/14	15,070,000	15,710,174
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Improvement
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.75	11/1/15	10,000,000	10,476,700
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	5,865,000	5,560,606

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Harris County Cultural
Education Facilities Finance
Corporation, HR (Texas
Children’s Hospital Project)	5.25	10/1/29	4,000,000	4,103,760
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	7,000,000	7,696,850
Harris County Hospital District,
Mortgage Revenue
(Insured; AMBAC)	7.40	2/15/10	1,085,000	1,111,734
Houston,
Airport System Special
Facilities Revenue (Continental
Airlines, Inc. Terminal E Project)	7.00	7/1/29	5,800,000	5,099,650
Houston,
Combined Utility System, First
Lien Revenue (Insured; FSA)	5.25	5/15/21	18,075,000	19,462,979
Houston Area Water Corporation,
City of Houston Contract
Revenue (Northeast Water
Purification Plant Project)
(Insured; FGIC) (Prerefunded)	5.25	3/1/12	2,470,000 [a]	2,708,898
Lewisville Independent School
District, Unlimited Tax School
Building Bonds	5.00	8/15/28	10,000,000	10,507,200
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty)	5.75	1/1/40	15,000,000	15,831,150
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	10,000,000	9,875,100
Northside Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/38	4,900,000	5,060,622
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/20	2,400,000	2,584,056

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Tarrant County Health Facilities
Development Corporation,
Health Resources System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.75	2/15/14	9,470,000	10,955,938
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/26	20,000,000	21,431,600
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	12,000,000	12,041,520
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.50	8/15/39	2,500,000	2,397,700
Utah—.7%
Intermountain Power Agency,
Subordinated Power
Supply Revenue	5.25	7/1/22	11,000,000	11,505,450
Virginia—2.4%
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,713,405
Tobacco Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed
Bonds (Prerefunded)	5.50	6/1/15	10,000,000 [a]	11,193,100
Upper Occoquan Sewage Authority,
Regional Sewerage System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.15	7/1/20	5,210,000	6,097,263
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	5.00	10/1/26	8,250,000	8,226,158
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	13,750,000	14,862,100

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—3.5%
Bellevue,
Limited Tax GO (New City
Building) (Insured; National
Public Finance Guarantee Corp.)	5.50	12/1/39	10,520,000		11,132,264
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.50	6/1/34	7,000,000		7,104,930
King County,
Sewer Revenue	5.25	1/1/42	15,000,000		15,536,250
Seattle,
Municipal Light and Power
Improvement Revenue
(Insured; FSA)	5.50	3/1/13	11,585,000		12,260,753
Seattle,
Municipal Light and Power
Improvement Revenue
(Insured; FSA)	5.50	3/1/16	15,400,000		16,204,034
West Virginia—.8%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	9,500,000		8,596,550
West Virginia,
Infrastructure GO (Insured;
FGIC) (Prerefunded)	6.50	11/1/16	2,600,000	[a]	3,361,956
West Virginia State Building
Commission, Subordinate LR
(West Virginia Regional
Jail and Correctional
Facility Authority)
(Insured; AMBAC)	5.38	7/1/21	2,505,000		2,713,817
Wisconsin—2.4%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	25,000,000	[a]	28,574,750

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.63	2/15/29	9,725,000		9,014,978
Wisconsin Health and Educational
Facilities Authority, Revenue
(FH Healthcare Development,
Inc. Project) (Prerefunded)	6.25	11/15/09	5,000,000	[a]	5,109,500
U.S. Related—3.2%
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	7,000,000		7,014,000
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Prerefunded)	6.00	7/1/10	20,050,000	[a]	21,150,545
Puerto Rico Infrastructure
Financing Authority, Special
Obligation Bonds (Prerefunded)	5.50	10/1/10	7,000,000	[a]	7,450,800
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	23,400,000	[b]	3,259,854
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.38	8/1/39	5,000,000		5,378,200
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	11,500,000		12,014,855

Total Investments (cost $1,726,488,087)			99.3%		1,744,109,048
Cash and Receivables (Net)			.7%		12,881,579
Net Assets			100.0%		1,756,990,627

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, this security amounted to $26,719,875 or 1.5% of net assets.
d Collateral for floating rate borrowings.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	41.5
AA		Aa		AA	25.1
A		A		A	14.5
BBB		Baa		BBB	12.3
BB		Ba		BB	2.3
B		B		B	1.7
CCC		Caa		CCC	.1
Not Rated[e]		Not Rated[e]		Not Rated[e]	2.5
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,726,488,087	1,744,109,048
Cash		5,150,115
Interest receivable		24,371,934
Receivable for shares of Common Stock subscribed		31,919
Prepaid expenses		34,837
		1,773,697,853
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,152,739
Payable for floating rate notes issued—Note 4		12,500,000
Payable for shares of Common Stock redeemed		2,834,832
Interest and expense payable related to
floating rate notes issued—Note 4		59,044
Accrued expenses		160,611
		16,707,226
Net Assets ($)		1,756,990,627
Composition of Net Assets ($):
Paid-in capital		1,903,414,755
Accumulated net realized gain (loss) on investments		(164,045,089)
Accumulated net unrealized appreciation
(depreciation) on investments		17,620,961
Net Assets ($)		1,756,990,627
Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		159,570,452
Net Asset Value, offering and redemption price per share—($)		11.01

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS Year Ended August 31, 2009

Investment Income ($):
Interest Income	95,839,783
Expenses:
Management fee—Note 3(a)	10,150,844
Shareholder servicing costs—Note 3(b)	1,771,321
Interest and expense related to floating rate notes issued—Note 4	443,315
Directors’ fees and expenses—Note 3(c)	153,602
Custodian fees—Note 3(b)	99,594
Professional fees	92,580
Prospectus and shareholders’ reports	47,930
Loan commitment fees—Note 2	35,486
Registration fees	26,675
Interest expense—Note 2	73
Miscellaneous	69,870
Total Expenses	12,891,290
Less—reduction in management fee
due to undertaking—Note 3(a)	(124)
Less—reduction in fees due to
earnings credits—Note 1(b)	(54,773)
Net Expenses	12,836,393
Investment Income—Net	83,003,390
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(48,431,993)
Net unrealized appreciation (depreciation) on investments	16,308,513
Net Realized and Unrealized Gain (Loss) on Investments	(32,123,480)
Net Increase in Net Assets Resulting from Operations	50,879,910

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2009	2008
Operations ($):
Investment income—net	83,003,390	86,857,350
Net realized gain (loss) on investments	(48,431,993)	(19,965,851)
Net unrealized appreciation
(depreciation) on investments	16,308,513	(32,909,530)
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,879,910	33,981,969
Dividends to Shareholders from ($):
Investment income—net	(83,271,294)	(86,295,978)
Capital Stock Transactions ($):
Net proceeds from shares sold	57,914,951	76,964,836
Dividends reinvested	56,866,664	58,836,323
Cost of shares redeemed	(169,264,926)	(197,251,702)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(54,483,311)	(61,450,543)
Total Increase (Decrease) in Net Assets	(86,874,695)	(113,764,552)
Net Assets ($):
Beginning of Period	1,843,865,322	1,957,629,874
End of Period	1,756,990,627	1,843,865,322
Undistributed investment income—net	—	478,154
Capital Share Transactions (Shares):
Shares sold	5,467,459	6,767,980
Shares issued for dividends reinvested	5,404,734	5,180,996
Shares redeemed	(16,110,167)	(17,299,368)
Net Increase (Decrease) in Shares Outstanding	(5,237,974)	(5,350,392)

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.19	11.50	11.86	12.01	11.84
Investment Operations:
Investment income—net[a]	.52	.52	.51	.51	.52
Net realized and unrealized
gain (loss) on investments	(.18)	(.31)	(.36)	(.15)	.17
Total from Investment Operations	.34	.21	.15	.36	.69
Distributions:
Dividends from
investment income—net	(.52)	(.52)	(.51)	(.51)	(.52)
Net asset value, end of period	11.01	11.19	11.50	11.86	12.01
Total Return (%)	3.44	1.74	1.21	3.14	5.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.80	.89	.86	.81
Ratio of net expenses
to average net assets	.76[b]	.80[b]	.89[b]	.86[b]	.77
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.03	.08	.16	.14	.09
Ratio of net investment income
to average net assets	4.91	4.56	4.31	4.35	4.36
Portfolio Turnover Rate	23.28	37.04	40.26	36.31	29.74
Net Assets, end of period
($ x 1,000)	1,756,991	1,843,865	1,957,630	1,984,322	2,085,236

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is the sole series comprising Dreyfus Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	1,744,109,048	—	1,744,109,048
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $458,505, accumulated capital losses $115,881,048 and unrealized appreciation $17,403,404. In addition, the fund had $47,946,484 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, $11,793,725 of the carryover expires in fiscal 2010, $34,182,166 expires in fiscal 2011, $49,698,815 expires in fiscal 2012, $6,826,077 expires in fiscal 2016 and $13,380,265 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2009 and August 31, 2008 were as follows: tax exempt income $83,270,626 and $86,221,881 and ordinary income $668 and $74,097, respectively.

During the period ended August 31,2009,as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $210,250, increased accumulated net realized gain (loss) on investments by $15,919,773 and decreased paid-in capital by $15,709,523. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facilities during the period ended August 31, 2009 was approximately $5,000, with a related weighted average annualized interest rate of 1.46%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from September 1, 2008 through July 31, 2009 to waive receipt of its fees and/or assume the expenses of the fund so that direct fund expenses do not exceed .74%.The reduction in management fee, pursuant to the undertaking, amounted to $124 during the period ended August 31, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2009, the fund was charged $886,532 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2009, the fund was charged $522,408 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2009, the fund was charged $54,773 pursuant to the cash management

agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2009, the fund was charged $99,594 pursuant to the custody agreement.

During the period ended August 31, 2009, the fund was charged $6,097 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $884,674, shareholder services plan fees $68,000, custodian fees $25,281, chief compliance officer fees $2,784 and transfer agency per account fees $172,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2009, amounted to $390,599,222 and $462,839,310, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended August 31, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2009, was approximately $19,775,000, with a related weighted average annualized interest rate of 2.24%.

At August 31, 2009, the cost of investments for federal income tax purposes was $1,714,205,644; accordingly, accumulated net unrealized appreciation on investments was $17,403,404, consisting of $87,404,392 gross unrealized appreciation and $70,000,988 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 26, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (the sole series comprising Dreyfus Bond Funds, Inc), as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 26, 2009

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2009 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $668 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both which will be mailed in early 2010.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 166
———————
David W. Burke (73)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 86
———————
William Hodding Carter III (74)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, a tax-exempt research foundation, Emeritus Director
• The Enterprise Corporation of the Delta, a non-profit economic development organization, Director
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 42

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (67)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 27
———————
Ehud Houminer (69)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
No. of Portfolios for which Board Member Serves: 58
———————
Richard C. Leone (69)
Board Member (1987)
Principal Occupation During Past 5Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (71)
Board Member (1987)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
No. of Portfolios for which Board Member Serves: 27

Robin A. Melvin (45)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27
———————
Burton N. Wallack (58)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (72)
Board Member (1987)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arnold S. Hiatt, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

The Fund 45

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,088 in 2008 and $45,596 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,813 in 2008 and $10,552 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,349 in 2008 and $3,725 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $817 in 2008 and $482 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,605,073 in 2008 and $24,372,300 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 28, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 28, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)